UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 27, 2007

NCR CORPORATION

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer Identification No.)

1700 S. Patterson Blvd.

Dayton, Ohio 45479

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 28, 2007, NCR Corporation, a Maryland corporation (“NCR”) issued a press release with respect to the spin-off (the “Spin-off”) to holders of shares of NCR common stock by NCR of all of NCR’s interest in its wholly owned subsidiary, Teradata Corporation, a Delaware corporation (“Teradata”). A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

In connection with the Spin-off, holders of shares of NCR common stock will receive an Information Statement, dated August 27, 2007 (the “Information Statement”), a form of which was included in a Registration Statement on Form 10 (the “Form 10”) with respect to shares of Teradata common stock. A copy of this Information Statement in the form that is expected to be mailed to shareholders is attached hereto as Exhibit 99.2 and is hereby incorporated herein by reference.

As described in the Information Statement, in order to implement the Spin-off and related transactions, NCR and Teradata and certain of their respective subsidiaries have entered into and expect to enter into various agreements, including a Separation and Distribution Agreement by and between NCR and Teradata (the “Separation and Distribution Agreement”) and various Ancillary Agreements (as such term is defined in the Separation and Distribution Agreement). The descriptions of the Separation and Distribution Agreement and each Ancillary Agreement set forth in the Information Statement attached hereto as Exhibit 99.2 are hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibits
2.1	Separation and Distribution Agreement, dated as of August 27, 2007, between Teradata Corporation and NCR Corporation (incorporated by reference to Exhibit 2.1 to the Form 10 of Teradata Corporation)

10.1	Form of Tax Sharing Agreement between Teradata Corporation and NCR Corporation (incorporated by reference to Exhibit 10.1 to the Form 10 of Teradata Corporation)

10.2	Form of Interim Services and Systems Replication Agreement between Teradata Corporation and NCR Corporation (incorporated by reference to Exhibit 10.2 to the Form 10 of Teradata Corporation)

10.3	Form of Employee Benefits Agreement between Teradata Corporation and NCR Corporation (incorporated by reference to Exhibit 10.3 to the Form 10 of Teradata Corporation)

10.4	Form of Exclusive Patent License Agreement between NCR Corporation and Teradata US, Inc. (incorporated by reference to Exhibit 10.4 to the Form 10 of Teradata Corporation)

10.5	Form of Patent License Agreement between NCR Corporation and Teradata US, Inc. (incorporated by reference to Exhibit 10.5 to the Form 10 of Teradata Corporation)

10.6	Form of Technology Agreement between NCR Corporation and Teradata US, Inc. (incorporated by reference to Exhibit 10.6 to the Form 10 of Teradata Corporation)

10.7	Form of Master Agreement between Teradata Corporation and NCR Corporation for Enterprise Data Warehousing Sales and Support (incorporated by reference to Exhibit 10.16 to the Form 10 of Teradata Corporation)

10.8	Form of Network Support Agreement between Teradata Corporation and NCR Corporation (incorporated by reference to Exhibit 10.17 to the Form 10 of Teradata Corporation)

10.9	Form of Service Provider Agreement between Teradata Corporation and NCR Corporation (incorporated by reference to Exhibit 10.18 to the Form 10 of Teradata Corporation)

10.10	Form of Master Reseller Agreement for Middle East and Africa between Teradata Corporation and NCR Corporation (incorporated by reference to Exhibit 10.19 to the Form 10 of Teradata Corporation)

99.1	Press release dated August 27, 2007

99.2	Form of Information Statement with respect to shares of Common Stock of Teradata Corporation, dated August 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCR CORPORATION

Date: August 30, 2007	By:	/s/ Nelson F. Greene
Nelson F. Greene
Vice President, Deputy General Counsel and Assistant Secretary